UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

KKR FS Income Trust

(Exact name of registrant as specified in its charter)

Delaware	814-01620	88-0591692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

(215) 495-1150

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 17, 2026, KKR FS Income Trust (the “Company”), together with the subsidiary guarantors party thereto, entered into a Second Amendment to Senior Secured Revolving Credit Agreement (the “Second Amendment”) to the Senior Secured Revolving Credit Agreement, dated as of July 19, 2023 (as previously amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of January 26, 2024, the “Credit Agreement”), by and among the Company, as borrower, the subsidiary guarantors party thereto, the lenders and issuing banks from time to time party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent and collateral agent.

The Second Amendment provides for, among other things, an increase in the aggregate revolving commitments under the Credit Agreement from $520 million to $570 million, consisting of $550 million of multicurrency commitments and $20 million of dollar commitments, as reflected in the amended and restated Schedule I to the Credit Agreement. The Second Amendment also increased the maximum aggregate amount of commitments that may be incurred pursuant to the commitment increase provisions of the Credit Agreement to $1 billion.

The foregoing description is only a summary of the material provisions of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1*	Second Amendment to Senior Secured Revolving Credit Agreement, dated as of March 17, 2026, by and among KKR FS Income Trust, the subsidiary guarantors party thereto, the lenders and issuing banks party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent and collateral agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FS INCOME TRUST

Date: March 19, 2026	By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary